Exhibit 10.5(i)

AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN
GORDON L. JONES AND CLEARWATER PAPER CORPORATION

This Amendment to Employment Agreement (this “Amendment”) is entered into by and between Gordon L. Jones and Clearwater Paper Corporation (the “Company”), effective as of October 4, 2012.

RECITALS

A.    The parties entered into the Employment Agreement (the “Agreement”) effective as of December 16, 2011.

B.    Certain terms of the Agreement are contingent upon Mr. Jones continuing his employment until at least January 1, 2013, and the independent members of the Board of Directors wish to amend those terms to reflect his retirement on December 31, 2012, in connection with the Company’s CEO succession process.

NOW THEREFORE the parties agree that the Employment Agreement shall be amended as follows:

1. “December 31, 2012” shall be substituted for “January 1, 2013” where it appears in Section 4(b), Section 5(b), and Section 6(b).

2. All other provisions of the Agreement will be unaffected by this Amendment and shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to Employment Agreement.

CLEARWATER PAPER CORPORATION

By: /s/ F. W. Corrigan
Fredric W. Corrigan
Chair of the Compensation Committee
of the Board of Directors

GORDON L. JONES

/s/ Gordon Jones